Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events
29.	Subsequent events
On March 30, 2021, the Company’s board of directors authorized a share repurchase program under which the Group may repurchase up to US$500 million of its Class A ordinary shares over the 24-month period upon the establishment of share repurchase program. The share repurchase program may be made in accordance with applicable rules and requirements through open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations .The Company’s board of directors will review the share repurchase program periodically, and may authorize adjustment of its terms and size. The Group expects to fund the repurchases out of its existing cash balance. As of the date of this report, no shares had been repurchased.